EXHIBIT 13.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Babcock & Brown Air Limited (the ‘‘Company’’), does hereby certify, to such officer’s knowledge, that:

1.	the accompanying annual report on Form 20-F of the Company for the period from May 3, 2007 (incorporation date) to December 31, 2007 (the ‘‘Report’’), furnished to the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2008
/s/ Colm Barrington
Colm Barrington Chief Executive Officer Babcock & Brown Air Limited
Date: March 31, 2008
/s/ Gary Dales
Gary Dales Chief Financial Officer Babcock & Brown Air Limited